UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 29, 2026

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Z Squared Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

954-400-9994

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2026, Z Squared Inc. (the “Company”) entered into a Committed Equity Forward Purchase Agreement (the “Purchase Agreement”) with LucentHash / Data Part Capital, a trading name of Translucent Matter Inc., a British Virgin Islands company (the “Purchaser”). The Purchase Agreement allows the Company, in its sole discretion, sell to the Purchaser up to an aggregate of $50,000,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from time to time over the commitment period described below, subject to the terms and conditions set forth in the Purchase Agreement.

The shares issued to the Purchaser under the Purchase Agreement are restricted securities and are subject to a contractual lock-up of nine months from the issuance date of each tranche. During the period from the date of the Purchase Agreement through 18 months following the final settlement of all shares issued thereunder, the Purchaser is prohibited from engaging in short sales or other hedging transactions with respect to the Common Stock.

The Company may access the commitment by delivering draw notices to the Purchaser, each of which constitutes a separate and independent forward purchase initiated at the Company’s election. Each draw must be in an amount of not less than $50,000 and not more than $5,000,000, and not more than one draw notice may be outstanding at any time, with a minimum of 14 calendar days required between successive draw notices. The purchase price for the shares sold in each draw is 95% of the volume-weighted average price of the Common Stock over a five consecutive trading-day pricing period unique to that draw. The Company retains sole control over whether, when, and in what amount to draw, and is under no obligation to draw any amount.

Draws are subject to an initial floor price of $5.00 per share. Any pricing-period day on which the Common Stock closes below the then-applicable floor price is excluded from the calculation of the volume-weighted average price, and a draw is canceled in its entirety if all five pricing-period days close below the floor price, in each case unless the Purchaser waives the floor price for that draw. Following three consecutive draws canceled at the floor, the Purchaser may elect to reset the floor price downward, subject to an absolute floor of $3.00 per share, or to terminate the Purchase Agreement, in each case as more fully described in the Purchase Agreement.

As partial consideration for the Purchaser’s commitment, the Company will pay a commitment fee of $500,000, equal to 1% of the total commitment, payable in five equal installments of $100,000 in shares of Common Stock at each of the first five draw closings, with the number of shares for each installment determined by reference to the closing price of the Common Stock on the trading day immediately preceding the applicable draw notice date. If fewer than five draws are made, any unpaid installments are forfeited.

The aggregate number of shares of Common Stock issuable to the Purchaser under the Purchase Agreement, including commitment fee shares and any shares issuable upon exercise of warrants issued under the Purchase Agreement, may not exceed 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless and until the Company obtains shareholder approval for issuances in excess of the Exchange Cap in accordance with the applicable rules of the Nasdaq Stock Market, including Nasdaq Listing Rule 5635(d). The Company has agreed to include a proposal for such shareholder approval in the proxy statement for its next annual meeting of shareholders. In addition, the Purchaser is not entitled to receive shares to the extent that the issuance would cause the Purchaser and its affiliates collectively to beneficially own more than 19.99% of the Company’s then-outstanding Common Stock.

The commitment period is 18 months from the closing date, subject to one mutual 12-month extension. The Company may terminate the Purchase Agreement at any time upon 30 days’ prior written notice, with no termination fee, provided no draw is then pending, and may terminate immediately after the twelfth month if the Common Stock trades above $15.00 per share for 20 consecutive trading days. The Purchase Agreement automatically terminates if the Common Stock trades above $24.00 per share for 30 consecutive trading days. The Purchaser may terminate upon an uncured event of default or following three consecutive floor-canceled draws.

In connection with the Purchase Agreement, the Company granted the Purchaser registration rights with respect to the shares issued thereunder, including a demand registration right exercisable beginning on the nine-month anniversary of the closing date.

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The shares of Common Stock to be issued under the Purchase Agreement will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder. The Purchaser has represented that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and is acquiring the shares for its own account for investment and not with a view to distribution.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Common Stock issuable to the Purchaser under the Purchase Agreement, including the commitment fee shares, will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D thereunder, based on the representations of the Purchaser described in Item 1.01.

Item 7.01 Regulation FD Disclosure.

On June 4, 2026, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s plans and ability to draw on the Purchase Agreement and the timing and amounts of any draws; the anticipated use of proceeds; the Company’s ability to obtain shareholder approval for issuances in excess of the Exchange Cap; and the Company’s business strategy, growth prospects, and future operations. These statements are based on management’s current expectations and are subject to significant risks and uncertainties, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed or implied. Additional information concerning these risks is set forth under the heading “Risk Factors” in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2026, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and the Company’s subsequent filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Committed Equity Forward Purchase Agreement, dated as of May 29, 2026, between Z Squared Inc. and LucentHash / Data Part Capital.
99.1	Press Release, dated June 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 4, 2026	Z SQUARED INC.

By: /s/ David Halabu
Name: David Halabu Title: Chief Executive Officer

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